Exhibit 99.1

Contacts:
Press: Jeff Ferry	Investors/Analysts: Bob Blair
jferry@infinera.com	bblair@infinera.com
Infinera Corporation	Infinera Corporation
408-572-5213	408-716-4879

Infinera Corporation Reports Fourth Quarter and Fiscal Year 2010 Financial Results

Revenue of $117.1 Million on Year-Over-Year Growth of 30%; Non-GAAP Profit of $0.07 per Diluted

Share; Non-GAAP Gross Margin at 51%

Sunnyvale, CA, January 27, 2011 – Infinera Corporation (Nasdaq: INFN), a leading provider of digital optical communications systems, today released financial results for the fourth quarter and fiscal year ended December 25, 2010.

Results for Q4 2010:

•	GAAP revenues for the quarter were $117.1 million compared to $130.1 million in the third quarter of 2010 and $90.2 million in the fourth quarter of 2009.

•

GAAP gross margins for the quarter were 49% compared to 50% in the third quarter of 2010 and 38% in the fourth quarter of 2009. GAAP net loss for the quarter was $2.7 million, or $(0.03) per share, compared to net income of $4.4 million, or $0.04 per basic and diluted share, in the third quarter of 2010 and a net loss of $18.7 million, or $(0.19) per share, in the fourth quarter of 2009.

•

Non-GAAP gross margins for the quarter were 51%, the same as in the third quarter of 2010 and 40% in the fourth quarter of 2009. Non-GAAP net income for the quarter was $7.6 million, or $0.07 per diluted share, compared to net income of $18.7 million, or $0.18 per diluted share in the third quarter of 2010 and a net loss of $6.5 million, or $(0.07) per share, in the fourth quarter of 2009. These Non-GAAP measures exclude restructuring and other related costs and non-cash stock-based compensation.

Results for Fiscal 2010:

•	GAAP revenues for the year ended December 25, 2010 were $454.4 million compared to $309.1 million in 2009.

•	GAAP gross margins for the year were 45% compared to 33% in 2009. GAAP net loss for the year was $27.9 million, or $(0.28) per share compared to $86.6 million, or $(0.91) per share in 2009.

•

Non-GAAP gross margins for the year were 47% compared to 36% in 2009. Non-GAAP net income for the year was $22.4 million or $0.21 per diluted share in 2010, compared to net loss of $45.4 million or $(0.48) per share in 2009. These Non-GAAP measures exclude restructuring and other related costs and non-cash stock-based compensation.

Management Commentary

“2010 was a year of strong growth in bandwidth demand worldwide, and our customers saw growth in their networks, driven by a number of applications, notably video, mobility, and cloud computing,” said Tom Fallon, president and chief executive officer. “We are pleased that we have been able to participate in this growth, showing strong year-over-year performance in revenues and market share, improved profitability and progress toward achieving our long-term business model. Service providers continue to look for ways to improve the economic performance of their networks through both efficiency and rapid response to their revenue-creating opportunities. With our digital optical architecture, we enable them to do so with the unique combination of world class optics and digital network intelligence.

“In fiscal 2011, we will continue to focus on meeting the needs of our customers and on addressing market expansion opportunities. In addition, we will focus on expense management, while at the same time ensuring that we invest appropriately to enable the successful launch of our PIC-based 100G product in 2012. We remain on track to ship our differentiated 40G solution with FlexCoherent technology for our current DTN networks later this year. In the meantime, we will meet customer needs today with what we believe is the industry’s most cost effective and flexible portfolio of network solutions — our differentiated PIC-based DTN network and our ATN metro solution.”

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its fourth quarter and fiscal year 2010 results and first quarter outlook today at 6:00 p.m. Eastern Time (3:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 90 days. To hear the replay, parties in the United States and Canada should call 1-800-839-2334. International parties can access the replay at 1-203-369-3656.

About Infinera

Infinera provides Digital Optical Networking systems to telecommunications carriers worldwide. Infinera’s systems are unique in their use of a breakthrough semiconductor technology: the photonic integrated circuit (PIC). Infinera’s systems and PIC technology are designed to provide customers with simpler and more flexible engineering and operations, faster time-to-service, and the ability to rapidly deliver differentiated services without reengineering their optical infrastructure. For more information, please visit www.infinera.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements about our belief in the drivers for our customers’ bandwidth growth and the need for improvements in the economic performance of their networks, our belief in our ability to satisfy our customers’ requirements with our systems and the benefits of our systems, the timing of shipments for our differentiated 40G solution and the timing of the launch of our 100G product in 2012, and our areas of focus and investment for 2011. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our customers; our ability to reduce customer concentration; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the U.S. Securities and Exchange Commission (SEC). More information about these and other risks that may impact Infinera’s business are set forth in our annual report on Form 10-K, which was filed with the SEC on March 1, 2010, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Use of Non-GAAP financial information

In addition to disclosing financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP measures that exclude non-cash stock-based compensation expenses and non-recurring restructuring and other related costs. We believe these adjustments are appropriate to enhance an overall understanding of our underlying financial performance and also our prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income (loss), basic and diluted net income (loss) per share, or gross margin prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations. For a description of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measures, please see the section titled, “GAAP to Non-GAAP Reconciliations.” We anticipate disclosing forward-looking non-GAAP information in our conference call to discuss our fourth quarter and fiscal year 2010 results, including an estimate of non-GAAP earnings for the first quarter of 2011 that excludes non-cash stock-based compensation expenses.

A copy of this press release can be found on the investor relations page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation

GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 25, 2010	December 26, 2009	December 25, 2010	December 26, 2009
Revenue:
Product	$102,255	$82,100	$401,578	$276,012
Ratable product and related support and services	1,417	1,025	6,155	4,231
Services	13,461	7,056	46,619	28,858

Total revenue	117,133	90,181	454,352	309,101

Cost of revenue (1):
Cost of product	53,523	52,686	225,183	189,723
Cost of ratable product and related support and services	659	399	3,217	1,931
Cost of services	5,659	2,627	19,945	12,308
Restructuring and other costs (credit) related to cost of revenue	—	302	(182)	3,038

Total cost of revenue	59,841	56,014	248,163	207,000

Gross profit	57,292	34,167	206,189	102,101

Operating expenses (1):
Research and development	31,226	26,843	118,518	97,288
Sales and marketing	16,537	13,446	58,103	48,391
General and administrative	12,304	13,291	58,098	45,269
Restructuring and other costs	—	213	159	814

Total operating expenses	60,067	53,793	234,878	191,762

Loss from operations	(2,775)	(19,626)	(28,689)	(89,661)

Other income (expense), net:
Interest income	296	732	1,390	2,688
Total other-than-temporary impairment losses	—	—	—	(2,747)
Portion of loss recognized in other comprehensive loss	—	—	—	1,653

Net credit impairment losses recognized in earnings	—	—	—	(1,094)
Other gain (loss), net	36	(288)	(316)	(426)

Total other income (expense), net	332	444	1,074	1,168

Loss before income taxes	(2,443)	(19,182)	(27,615)	(88,493)
Provision for (benefit from) income taxes	297	(531)	317	(1,871)

Net loss	$(2,740)	$(18,651)	$(27,932)	$(86,622)

Net loss per common share - basic and diluted	$(0.03)	$(0.19)	$(0.28)	$(0.91)

Weighted average shares used in computing net loss per common share - basic and diluted	101,654	96,573	99,380	95,468

(1)	The following table summarizes the effects of stock-based compensation related to employees and non-employees for the three and twelve months ended December 25, 2010 and December 26, 2009:

	Three Months Ended		Twelve Months Ended
	December 25, 2010	December 26, 2009	December 25, 2010	December 26, 2009
Cost of revenue	$740	$515	$2,598	$1,861
Research and development	3,755	3,236	14,301	10,302
Sales and marketing	1,709	1,782	7,896	6,505
General and administration	2,715	4,919	19,903	15,061

	8,919	10,452	44,698	33,729
Cost of revenue - amortization from balance sheet*	1,455	1,189	5,637	3,646

Total stock-based compensation expense	$10,374	$11,641	$50,335	$37,375

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

Infinera Corporation

GAAP to Non-GAAP Reconciliations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 25, 2010	September 25, 2010	December 26, 2009	December 25, 2010	December 26, 2009
Reconciliation of Gross Profit:
U.S. GAAP as reported	$57,292	$64,471	$34,167	$206,189	$102,101
Restructuring and other related costs(1)	—	(60)	302	(182)	3,038
Stock-based compensation(2)	2,195	2,242	1,704	8,235	5,507

Non-GAAP as adjusted	$59,487	$66,653	$36,173	$214,242	$110,646

Reconciliation of Gross Margin:
U.S. GAAP as reported	49%	50%	38%	45%	33%
Restructuring and other related costs(1)	—%	—%	—%	—%	1%
Stock-based compensation(2)	2%	1%	2%	2%	2%

Non-GAAP as adjusted	51%	51%	40%	47%	36%

Reconciliation of Income (Loss) from Operations:
U.S. GAAP as reported	$(2,775)	$4,129	$(19,626)	$(28,689)	$(89,661)
Restructuring and other related costs(1)	—	(60)	515	(23)	3,852
Stock-based compensation(2)	10,374	14,444	11,641	50,335	37,375

Non-GAAP as adjusted	$7,599	$18,513	$(7,470)	$21,623	$(48,434)

Reconciliation of Net Income (Loss):
U.S. GAAP as reported	$(2,740)	$4,360	$(18,651)	$(27,932)	$(86,622)
Restructuring and other related costs(1)	—	(60)	515	(23)	3,852
Stock-based compensation(2)	10,374	14,444	11,641	50,335	37,375

Non-GAAP as adjusted	$7,634	$18,744	$(6,495)	$22,380	$(45,395)

Net Income (Loss) per Common Share - Basic:
U.S. GAAP	$(0.03)	$0.04	$(0.19)	$(0.28)	$(0.91)

Non-GAAP	$0.08	$0.19	$(0.07)	$0.23	$(0.48)

Net Income (Loss) per Common Share - Diluted:
U.S. GAAP	$(0.03)	$0.04	$(0.19)	$(0.28)	$(0.91)

Non-GAAP	$0.07	$0.18	$(0.07)	$0.21	$(0.48)

Weighted average shares used in computing net income (loss) per common share - U.S. GAAP:
Basic	101,654	99,976	96,573	99,380	95,468

Diluted	101,654	105,159	96,573	99,380	95,468

Weighted average shares used in computing net income (loss) per common share - Non-GAAP:
Basic	101,654	99,976	96,573	99,380	95,468

Diluted	108,393	105,159	96,573	104,622	95,468

(1)

Adjustment amount represents restructuring and other related costs (credit) recorded in relation to the closure of our Maryland FAB announced on July 21, 2009. These amounts have been adjusted in arriving at our non-GAAP results as they are non-recurring in nature and the adjusted numbers provide a better indication of our underlying business performance.

	Twelve Months Ended December 25, 2010			Three Months Ended September 25, 2010
	Cost of Revenue	Operating Expenses	Total	Cost of Revenue	Operating Expenses	Total
Severance and related expenses	$(144)	$55	$(89)	$—	$—	$—
Equipment and facility-related costs	(38)	—	(38)	(60)	—	(60)
Lease termination	—	104	104	—	—	—

Total	$(182)	$159	$(23)	$(60)	$—	$(60)

	Three Months Ended December 26, 2009			Twelve Months Ended December 26, 2009
	Cost of Revenue	Operating Expenses	Total	Cost of Revenue	Operating Expenses	Total
Severance and related expenses	$(157)	$57	$(100)	$647	$154	$801
Equipment and facility-related costs	459	(255)	204	2,359	160	2,519
Lease termination	—	411	411	—	411	411
Other	—	—	—	32	89	121

Total	$302	$213	$515	$3,038	$814	$3,852

(2)

Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, Compensation—Stock Compensation effective January 1, 2006. The following table summarizes the effects of stock-based compensation related to employees and non-employees:

	Three Months Ended			Twelve Months Ended
	December 25, 2010	September 25, 2010	December 26, 2009	December 25, 2010	December 26, 2009
Cost of revenue	$740	$725	$515	$2,598	$1,861
Research and development	3,755	3,773	3,236	14,301	10,302
Sales and marketing	1,709	2,148	1,782	7,896	6,505
General and administration	2,715	6,281	4,919	19,903	15,061

	8,919	12,927	10,452	44,698	33,729
Cost of revenue - amortization from balance sheet*	1,455	1,517	1,189	5,637	3,646

Total stock-based compensation expense	$10,374	$14,444	$11,641	$50,335	$37,375

* Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

Infinera Corporation

Condensed Consolidated Balance Sheets

(In thousands, except par values)

(Unaudited)

	December 25, 2010	December 26, 2009
ASSETS

Current assets:
Cash and cash equivalents	$113,649	$109,859
Short-term investments	168,013	143,350
Short-term restricted cash	1,856	1,533
Accounts receivable	75,931	69,483
Other receivables	4,420	927
Inventories, net	81,893	68,872
Deferred inventory costs	6,715	5,891
Prepaid expenses and other current assets	9,118	8,313

Total current assets	461,595	408,228

Property, plant and equipment, net	51,740	43,656
Deferred inventory costs, non-current	2,512	4,438
Long-term investments	9,953	18,255
Cost-method investment	4,500	—
Long-term restricted cash	2,235	2,480
Deferred tax asset	11,882	12,449
Other non-current assets	7,108	2,439

Total assets	$551,525	$491,945

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$35,658	$31,129
Accrued expenses	19,790	13,929
Accrued compensation and related benefits	25,098	19,248
Accrued warranty	5,696	6,091
Deferred revenue	21,958	18,295
Deferred tax liability	11,882	12,649

Total current liabilities	120,082	101,341

Accrued warranty, non-current	5,726	5,049
Deferred revenue, non-current	4,633	8,080
Other long-term liabilities	10,335	8,968

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.001 par value
Authorized shares - 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value
Authorized shares – 500,000 as of December 25, 2010 and December 26, 2009
Issued and outstanding shares – 102,492 as of December 25, 2010 and 96,874 as of December 26, 2009	102	97
Additional paid-in capital	817,200	747,580
Accumulated other comprehensive loss	(1,261)	(1,810)
Accumulated deficit	(405,292)	(377,360)

Total stockholders’ equity	410,749	368,507

Total liabilities and stockholders’ equity	$551,525	$491,945

Infinera Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Twelve Months Ended
	December 25, 2010	December 26, 2009
Cash Flows from Operating Activities:
Net loss	$(27,932)	$(86,622)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	15,619	16,547
Recovery of doubtful accounts	—	(1,700)
Non-cash restructuring and other costs	100	2,973
Net credit impairment losses in earnings	—	1,094
Amortization of premium on investments	3,761	604
Stock-based compensation expense	50,335	37,375
Unrealized loss on Put Rights	1,696	3,761
Unrealized holding gain for trading securities	(1,696)	(4,584)
Non-cash tax benefit	(316)	(315)
Reversal from stock option transactions	—	(593)
Reduction of tax benefit from stock option transactions	—	248
Gain on disposal of assets	(179)	(284)
Other gain	(96)	(134)
Changes in assets and liabilities:
Accounts receivable	(6,755)	1,834
Inventories, net	(13,143)	(8,618)
Prepaid expenses and other current assets	1,296	(2,244)
Deferred inventory costs	928	(6,180)
Other non-current assets	(3,936)	(7,345)
Accounts payable	1,161	(2,594)
Accrued liabilities and other expenses	9,196	18,964
Deferred revenue	216	3,968
Accrued warranty	282	1,199

Net cash provided by (used in) operating activities	30,537	(32,646)

Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(253,130)	(163,870)
Purchase of cost-method investment	(4,500)	—
Proceeds from sale of available-for-sale investments	—	1,536
Proceeds from maturities and calls of investments, and exercise of Put Rights	232,333	144,795
Proceeds from disposal of assets	324	699
Purchase of property and equipment	(20,672)	(15,394)
Change in restricted cash	(77)	(1,113)

Net cash used in investing activities	(45,722)	(33,347)

Cash Flows from Financing Activities:
Proceeds from issuance of common stock	19,348	9,310
Reduction of tax benefit from stock option transactions	—	(248)
Repurchase of common stock	(14)	(31)
Payments for purchase of assets under financing arrangement	(349)	(87)

Net cash provided by financing activities	18,985	8,944

Effect of exchange rate changes on cash	(10)	138

Net change in cash and cash equivalents	3,790	(56,911)
Cash and cash equivalents at beginning of period	109,859	166,770

Cash and cash equivalents at end of period	$113,649	$109,859

Supplemental disclosures of cash flow information:
Cash paid for income taxes	$739	$1,442
Supplemental schedule of non-cash financing activities:
Purchase of assets under financing arrangement	$—	$567

Infinera Corporation

Supplemental Financial Information

(Unaudited)

	Q1’09	Q2’09	Q3’09	Q4’09	Q1’10	Q2’10	Q3’10	Q4’10
Revenue ($ Mil) (1)	$66.6	$68.9	$83.4	$90.2	$95.8	$111.4	$130.1	$117.1
Gross Margin % (1)	31%	31%	38%	40%	41%	44%	51%	51%

Invoiced Shipment Composition:
Domestic %	74%	64%	63%	74%	79%	81%	73%	70%
International %	26%	36%	37%	26%	21%	19%	27%	30%
Largest Customer %	30%	20%	15%	17%	22%	13%	19%	10%

Cash Related Information:
Cash from Operations ($ Mil)	($2.9)	($18.8)	($8.3)	($2.7)	$2.3	$11.2	$10.0	$7.0
Capital Expenditures ($ Mil)	$6.0	$2.8	$2.8	$4.4	$4.7	$5.0	$5.9	$5.0
Depreciation & Amortization ($ Mil)	$3.9	$4.0	$4.2	$4.5	$4.0	$3.7	$3.9	$4.0
DSO’s	61	72	61	71	56	45	45	59

Inventory Metrics:
Raw Materials ($ Mil)	$7.7	$10.1	$7.4	$6.9	$7.5	$9.1	$11.0	$23.1
Work in Process ($ Mil)	$43.2	$40.1	$36.2	$32.1	$31.5	$29.2	$36.5	$14.8
Finished Goods ($ Mil)	$13.6	$22.3	$29.3	$29.9	$33.0	$45.9	$41.2	$44.0

Total Inventory ($ Mil)	$64.5	$72.5	$72.9	$68.9	$72.0	$84.2	$88.7	$81.9
Inventory Turns (1)	2.8	2.6	3.0	3.2	3.2	3.0	2.9	2.8

Worldwide Headcount	962	973	970	974	999	1,028	1,040	1,072

(1)	Periods Q1’09 and going forward reflect non-GAAP results. Non-GAAP adjustments include restructuring and other related costs and non-cash stock-based compensation.